UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 9, 2023, the board of directors (the “Board”) of Zymeworks Inc. (the “Company”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•

Revise the advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including by:

•

Requiring that if the date of the annual meeting for the current year has changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, any notice of a stockholder nomination for director or submission of stockholder proposals (other than proposals submitted under Rule 14a-8 of the Exchange Act) must be submitted no later than 5:00 p.m. Eastern time on the later of (1) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of such annual meeting and (2) the 90th day prior to the date of the annual meeting (Section 2.4(a)(ii)), which amends the previous provision designating that such notice must be submitted on the 10th day following the later of the day on which the public announcement of the date of such annual meeting was first made by the Company and the 120th day prior to the day of the annual meeting;

•

Requiring the notice to include, with respect to the stockholder and any beneficial owner on whose behalf the nomination or proposal is made, a statement as to whether they intend to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19 of the Exchange Act (Section 2.4(a)(iii)(3)(N)); and

•

Requiring that any stockholder submitting a director nomination notice must provide the Company no later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof with reasonable evidence that the stockholder has satisfied Rule 14a-19 of the Exchange Act, and clarifying that if a stockholder fails to comply with the requirements of Rule 14a-19 of the Exchange Act, then its director nominees will be ineligible for election at the meeting and any votes or proxies in respect of such nomination shall be disregarded (Section 2.4(a)(iv)).

•

Modify the provisions relating to stockholder meeting adjournment procedures (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication) (Section 2.7);

•

Align the provisions relating to an increase in the size of the Board with the Company’s certificate of incorporation to provide that the size of the Board may be increased by no more than 1/3 of the number of directors in office at the conclusion of the most recent annual meeting of stockholders prior to the next annual meeting of stockholders (Section 3.4); and

•	Make other updates, including ministerial, clarifying and conforming changes, and technical edits and updates.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Zymeworks Inc.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: March 15, 2023	By:	/s/ Neil Klompas
	Name: Title:	Neil Klompas President and Chief Operating Officer

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